Exhibit 10.45

OMNIBUS Amendment AGREEMENT

This Omnibus Amendment Agreement (this “Agreement”), dated as of April 8, 2025, is by and between TNF Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and the investor listed on the signature page attached hereto (the “Investor”).

WITNESSETH

Whereas, the Company and the Investor are party to that certain Securities Purchase Agreement, dated as of February 21, 2023 (the “Series F Purchase Agreement”), pursuant to which the Company sold to the Investor shares of the Company’s Series F Convertible Preferred Stock, par value $0.001 per share (the “Series F Preferred Stock”), the terms of which are set forth in the Amended and Restated Certificate of Designations of the Series F Convertible Preferred Stock (as amended, the “Series F Certificate of Designations”), and a warrant (the “Series F Warrant,” and, together with the Series F Purchase Agreement and the Series F Certificate of Designations, the “Transaction Documents”) to purchase shares of the Company’s common stock, par value $0.001 per share (“Common Stock”);

WHEREAS, the Company and the Investor are party to that that certain Securities Purchase Agreement, by and among the Company and each of the investors listed on the Schedule of Buyers attached thereto, dated as of May 20, 2024 (the “Series F-1 Purchase Agreement”), pursuant to which the Company issued to the Investor (i) shares of the Company’s Series F-1 Convertible Preferred Stock, par value $0.001 per share (“Series F-1 Preferred Stock”), the terms of which are set forth in the Certificate of Designations of the Series F-1 Convertible Preferred Stock (the “Series F-1 Certificate of Designations”), (ii) accompanying warrants to purchase shares of the Company’s Common Stock with a term of five (5) years from the date of issuance, and (iii) accompanying warrants to purchase shares of the Company’s Common Stock with a term of eighteen (18) months from the date of issuance (the “Short-Term Warrant” and, together with the Series F-1 Certificate of Designations and the Series F-1 Purchase Agreement, the “Series F-1 Transaction Documents”) to purchase shares of the Company’s Common Stock;

Whereas, the Investor, together with certain other investors party to Series F Purchase Agreement and/or Series F-1 Purchase Agreement and entering into similar Omnibus Amendment Agreements of even date hereof, collectively hold at least a majority of the outstanding shares of Series F Preferred Stock and the Series F-1 Preferred Stock and, in each case, thereby constitute the Required Holders (as defined in the Series F Certificate of Designations and Series F-1 Certificate of Designations); and

WHEREAS, the Company and the Investor desire to amend certain provisions of the Transaction Documents and Series F-1 Transaction Documents.

Now, therefore, in consideration of the premises and mutual covenants and obligations hereinafter set forth, the parties hereto, intending legally to be bound, hereby agree as follows:

1.	Definitions. Capitalized terms used herein but not otherwise defined herein shall have the respective meanings given such terms in the Series F Certificate of Designations and Series F-1 Certificate of Designations, as applicable.

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2.	Amendment to the Certificate of Designations. The parties hereto hereby agree to amend the terms of the Series F Preferred Stock as set forth in the Certificate of Amendment to Certificate of Designations of the Series F Preferred Stock in the form attached hereto as Exhibit A (the “Amendment”), with such Amendment being effective as of December 31, 2024. The Company shall promptly file the Amendment with the Secretary of State of the State of Delaware and provide a copy thereof to each Investor promptly after such filing.

3.	Amendment to the Series F-1 Certificate of Designations. The parties hereto hereby agree to amend the terms of the Series F-1 Preferred Stock as set forth in the Amendment to Series F-1 Certificate of Designations in the form attached hereto as Exhibit B (the “Series F-1 Amendment”), with such Series F-1 Amendment being effective as of the date hereof. The Company shall promptly file the Series F-1 Amendment with the Secretary of State of the State of Delaware and provide a copy thereof to each Investor promptly after such filing.

4.	Amendment to Short-Form Warrant. The parties hereto hereby agree to amend the terms of the Short-Form Warrant such that the Short-Form Warrant shall have a term of five (5) years from the date of issuance.

5.	Amendment to the F-1 Purchase Agreement. The parties hereto hereby agree that clause (i) of Section 4(l) of the Series F-1 Purchase Agreement is hereby amended and restated as follows (emphasis added):

(i) shares of Common Stock or standard options to purchase Common Stock issued or issuable to directors, officers, employees or other service providers of the Company in their capacity as such pursuant to an Approved Stock Plan (as defined below), provided that (1) all such issuances (taking into account the shares of Common Stock issuable upon exercise of such awards) after the date hereof pursuant to this clause (i) do not, in the aggregate, exceed more than 2% of the shares of Common Stock issued and outstanding as of the date of such issuance and (2) the exercise price of any such options is not lowered and none of such options are amended to increase the number of shares issuable thereunder

6.	Reduction to Board Size. In consideration of the foregoing, the Company hereby agrees to reduce the size of the board of directors of the Company to no more than six directors, no later than the Company’s 2025 annual meeting of stockholders.

7.	Counterparts; Facsimile Execution. This Agreement may be executed in one or more counterparts (including by electronic mail, in PDF or by DocuSign or similar electronic signature), all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

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8.	Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein shall be deemed or operate to preclude the Investor from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company’s obligations to the Investor or to enforce a judgment or other court ruling in favor of the Investor.

9.	EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR UNDER ANY OTHER TRANSACTION DOCUMENT OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT, OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY.

10.	Terms and Conditions of the Transaction Documents and the Series F-1 Transaction Documents. Except as modified and amended herein, all of the terms and conditions of the Transaction Documents and the Series F-1 Transaction Documents shall remain in full force and effect.

[Signature pages follow immediately.]

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[Company Signature Page to Amendment Agreement]

In witness whereof, the undersigned has executed and delivered this Agreement as of the date first above written.

Company:

TNF Pharmaceuticals, Inc.

By:
Name:
Title:

[Investor Signature Page to Amendment Agreement]

In witness whereof, the undersigned has executed and delivered this Agreement as of the date first above written.

Name of Investor:

By:
Name of signatory:
Title:

Exhibit A

Form of Amendment to Certificate of Designations

Exhibit B

Form of Amendment to Series F-1 Certificate of Designations